Property, Plant, and Equipment	12 Months Ended
Dec. 31, 2019
Property, Plant, and Equipment
Property, Plant, and Equipment

(D.4)   Property, Plant, and Equipment

y Depreciation of Property, Plant and Equipment

Property, plant, and equipment are typically depreciated using the straight-line method. Judgment is required in estimating the useful life of the assets. In this assessment we consider, among others, our history with similar assets and current and future changes in technology.

y Changed Estimates of Useful Lives

At the beginning of 2019, we changed our estimate of the expected useful lives of certain information technology equipment. This change from four to five years is still within the range of two to six years. This change reduces our depreciation expense by €93 million in the year 2019 (thereof €65 million in cost of cloud).

Useful Lives of Property, Plant, and Equipment

Buildings	Predominantly 25 to 50 years
Leased assets and leasehold improvements	Based on the term of the lease contract
Information technology equipment	2 to 6 years
Office furniture	4 to 20 years
Automobiles	4 to 5 years

Property, Plant, and Equipment

€ millions	Land and Buildings	Land and	Other Property,	Other Property,	Advance	Total
		Buildings Leased	Plant, and	Plant, and	Payments and
			Equipment	Equipment	Construction
				Leased	in Progress
12/31/2018	1,344	—	1,985	—	224	3,553
12/31/2019	1,537	1,929	1,956	38	36	5,496

Additions
2018	199	—	1,026	—	77	1,302
2019	85	360	586	19	17	1,067

The additions (other than from business combinations) relate primarily to the replacement and purchase of information technology equipment and the construction and leasing of buildings and data centers. For more information about the effect of the adoption of IFRS 16, see Note (D.8).